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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

       Date of Report (Date of earliest event reported): October 22, 2001
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

On October 22, 2001, the Registrant issued a press release announcing its 2001 third quarter earnings and distributed a 2001 third Quarter Earnings Supplement. Such press release is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.

The Company issued a second quarter 2001 earnings release and earnings supplement, both of which were filed in an 8-K Report dated July 23, 2001 as Exhibits 99.1 and 99.2, respectively. The Company subsequently filed a second quarter Form 10-Q with the U.S. Securities and Exchange Commission
(SEC) on August 14, 2001. The Company issued a first quarter 2001 earnings release and earnings supplement, both of which were filed in an 8-K Report dated April 23, 2001 as Exhibits 99.1 and 99.2, respectively. The Company subsequently filed a first quarter 2001 Form 10-Q with the SEC on May 15, 2001. Certain statistical data contained in such 8-K Reports are being adjusted as follows (such data area also included in the above referenced 10-Q Reports):

         In the second quarter 2001 earnings release, under the caption American Express Financial Advisors' Selected Statistical Information for the quarter ended June 30, 2001, Cash Sales for Annuities for the quarter ended June 30, 2001 were $1,406 million, down 10.3%, rather than the reported $1,588 million, up 1.4%. Total Cash Sales were $13,373 million, down 12.3%, rather than $13,555 million, down 11.1%.

         In the second quarter 2001 earnings release, under the caption American Express Financial Advisors Selected Statistical Information for the Quarters Ended June 30, 2001, March 31, 2001, December 31, 2001, September 30, 2000 and June 30, 2000, Cash Sales for Annuities for the quarter ended June 30, 2001 were $1,406 million, rather than the reported $1,588 million. Total Cash Sales for the quarter ended June 30, 2001 were $13,373 million, rather than the reported $13,555 million. Cash Sales for Annuities for the quarter ended March 31, 2001 were $1,427 million, rather than the reported $1,381 million. Total Cash Sales for the quarter ended March 31, 2001 were $16,975 million rather than the reported $16,929 million.

         In the first quarter 2001 earnings release, Cash Sales for Annuities were up 4.8%, rather than the reported 1.4%. Total Cash Sales for the same period were up 1.9%, rather than the reported 1.6%.

         On page 10 of the second quarter 2001 earnings supplement, under Product Sales, total gross cash sales from all products were down 12%, rather than the reported 11%. Annuity sales were down 10%, rather than the reported up 1%.

         On page 9 of the first quarter 2001 earnings supplement, under Product Sales, the sixth line should read as follows:

         -Annuity sales were up 5%, as variable annuity sales rose slightly and fixed annuity sales improved significantly.



Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

         99.1 Press release of American Express Company announcing its 2001 third quarter earnings, dated October 22, 2001.

         99.2 2001 Third Quarter Earnings Supplement of American
              Express Company.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   October 22, 2001


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                                 EXHIBIT INDEX

Item No.                          Description
--------                          -----------

  99.1 Press release of American Express Company announcing its 2001 third quarter earnings, dated October 22, 2001.

  99.2       2001 Third Quarter Earnings Supplement of American Express
             Company.

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